Exhibit 99.1


Press Release

Contact
Alan Roden
VP, Corporate Development and Investor Relations
(631) 962-9304
alan.roden@verint.com


         Verint Systems Reports Record Fiscal 2003 Third Quarter Results


                Sales Grow to $49.0 Million; Increases 21% y-o-y


                       Diluted Earnings Per Share of $0.15


MELVILLE, N.Y, December 3, 2003 - Verint Systems Inc. (NASDAQ: VRNT), announced record sales of $49,012,000 for the third quarter of fiscal 2003, ended October 31, 2003, a 21% increase compared with $40,671,000 for the third quarter of fiscal 2002.

The Company posted record net income of $4,667,000 for the third quarter of fiscal 2003 ($0.15 per diluted share), compared with net income of $2,759,000 ($0.11 per diluted share) for the third quarter of fiscal 2002.

Dan Bodner, President and CEO of Verint, stated, "Our record third quarter results, which also represent our eighth consecutive quarter of sequential growth, were due to strong sales of our actionable intelligence solutions in the security market, as well as growing demand in the business intelligence market. Our margins continued to improve during the quarter, and combined with our sales growth, resulted in an 8% sequential increase in income from operations."

The Company ended the quarter with record cash and cash equivalents of $223,686,000, working capital of $198,624,000, total assets of $323,923,000, and stockholders' equity of $238,421,000.

Conference Call Information
The Company will be conducting a conference call to review its fiscal 2003 third quarter results today at 4:30 PM EST. An on-line, real-time Web cast of the conference call will be available on our website at www.verint.com. The conference call can also be accessed live via telephone at 703-871-3092. Please dial in 5-10 minutes prior to the scheduled start time.

A replay of the conference call will be available on our website at www.verint.com and by telephone at 703-925-2533, passcode 810826.

Verint Systems Reports Record Fiscal 2003 Third Quarter Results
December 3, 2003
Page 2


Financial highlights at and for the nine and three month periods ended October 31, 2002 and 2003 are as follows:


                              Financial Highlights
                (In thousands, except per share data, unaudited)


Condensed Consolidated Statements of Operations Data:
--------------------------------------------------------------------------------
                                                                Nine Months                       Three Months
                                                      --------------------------------     ---------------------------
                                                              Ended October 31,                 Ended October 31,
                                                      --------------------------------     ---------------------------
                                                              2002             2003            2002              2003
                                                             ------           ------           ----              -----
Sales                                                      $ 115,458        $ 140,319         $40,671           $49,012
Cost of sales                                                 57,701           65,238          19,749            22,560
                                                              ------           ------          ------            ------
Gross Profit                                                  57,757           75,081          20,922            26,452

Operating Expenses
   Research and development, net                              12,594           16,979           4,464             5,952
   Selling, general and administrative                        38,139           46,014          13,741            16,044
                                                              ------           ------          ------            ------
Income from operations                                         7,024           12,088           2,717             4,456

Interest and other income, net                                 1,310            1,813             637               878
                                                              ------           ------          ------            ------
Income before income taxes                                     8,334           13,901           3,354             5,334

Income taxes                                                   1,646            1,745             595               667
                                                              ------           ------          ------            ------
Net income                                                   $ 6,688         $ 12,156         $ 2,759           $ 4,667
                                                             =======         ========         =======           =======

Earnings per share:
    Basic                                                     $ 0.31           $ 0.45          $ 0.12            $ 0.16
                                                             =======         ========         =======           =======
    Diluted                                                   $ 0.29           $ 0.42          $ 0.11            $ 0.15
                                                             =======         ========         =======           =======

Weighted average shares:
    Basic                                                     21,706           26,895          23,434            29,870
    Diluted                                                   22,977           28,645          24,231            31,621


Verint Systems Reports Record Fiscal 2003 Third Quarter Results
December 3, 2003
Page 3


                                                   (In thousands)

  Condensed Consolidated Balance Sheet Data:
  ------------------------------------------------------------------------------


  ASSETS
                                                                                  January 31,            October 31,
                                                                                                           2003
                                                                                     2003               (Unaudited)
                                                                                -------------          -------------
  CURRENT ASSETS:
       Cash and cash equivalents                                                    $ 133,933              $223,686
       Accounts receivable, net                                                        27,279                33,533
       Inventories                                                                      8,866                15,621
       Prepaid expenses and other current assets                                        4,079                 6,714
                                                                                      -------               -------
  TOTAL CURRENT ASSETS                                                                174,157               279,554

  PROPERTY AND EQUIPMENT, net                                                          12,965                13,787

  OTHER ASSETS                                                                         19,928                30,582
                                                                                      -------               -------

  TOTAL ASSETS                                                                      $ 207,050             $ 323,923
                                                                                    =========             =========

  LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES:
       Accounts payable and accrued expenses                                         $ 43,622              $ 55,687
       Advance payments from customers                                                 19,013                22,612
       Current maturities of long-term bank loans                                      42,199                   431
       Convertible note                                                                     -                 2,200
                                                                                      -------                ------
  TOTAL CURRENT LIABILITIES                                                           104,834                80,930

  LONG-TERM BANK LOANS                                                                  1,678                 1,821
  CONVERTIBLE NOTE                                                                      2,200                     -
  OTHER LIABILITIES                                                                     2,172                 2,751
                                                                                      -------                ------
  TOTAL LIABILITIES                                                                   110,884                85,502

  STOCKHOLDERS' EQUITY                                                                 96,166               238,421

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $ 207,050             $ 323,923
                                                                                    =========             =========

Verint Systems Reports Record Fiscal 2003 Third Quarter Results
December 3, 2003
Page 4


About Verint Systems Inc.

Verint Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for communications interception, digital video security and surveillance, and enterprise business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology, Inc. (NASDAQ: CMVT). Visit us at our website www.verint.com. --------------

Note: Certain statements concerning Verint's future results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for Verint's products; further decline in information technology spending; the uncertainty of customer acceptance of Verint's products; Verint's lengthy and variable sales cycle makes it difficult to predict operating results; dependence on contracts with governments for a significant portion of Verint's revenues; markets for Verint's products failing to develop; risks that Verint's intellectual property rights may not be adequate to protect its business; risks associated with rapidly changing technology and the ability of Verint to introduce new products on a timely and cost-effective basis; inability to maintain relationships with value added resellers and systems integrators; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with changes in the competitive or regulatory environment in which Verint operates; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Verint with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements.

                                       ###

Verint, the Verint word mark, STAR-GATE, RELIANT, LORONIX and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.